Exhibit 99.1
Contacts:

Media	Investors
Brad Bishop	Paul Blair	James T. Crines
574-372-4291	574-371-8042	574-372-4264
bradley.bishop@zimmer.com	paul.blair@zimmer.com	james.crines@zimmer.com
Zimmer Holdings, Inc. Reports Third Quarter 2008 Financial Results

•	Net Sales of $952 million represents an increase of 5% reported (3% constant currency)

•	Worldwide Reconstructive Sales increased 7% reported (4% constant currency)

•	Worldwide Knee Sales increased 9% reported (7% constant currency)

•	Diluted EPS were $0.95 reported and $0.97 adjusted, an increase of 7% adjusted over the prior year period

•	Full-year Sales and EPS guidance revised
(WARSAW, IN) October 23, 2008—Zimmer Holdings, Inc. (NYSE and SWX: ZMH) today reported financial results for the quarter ended September 30, 2008. The Company reported third quarter net sales of $952 million, an increase of 5% reported and 3% constant currency over the third quarter of 2007. Diluted earnings per share for the quarter were $0.95 reported and $0.97 adjusted, an increase of 7% over the prior year period, including a one-time gain of $0.08 per share on the sale of certain equity holdings.
“We are pleased with the considerable progress that we have made on our previously announced operating, infrastructure and compliance initiatives. That progress includes implementation of our enhanced model for collaborating with surgeon consultants, who are so vital to solving clinical problems and improving patient outcomes,” said David Dvorak, Zimmer President and CEO. “Although this transition is negatively impacting our operating results at this point, we are confident that our actions will position us to capture future growth opportunities represented by the markets we serve.”
Net earnings for the third quarter were $214.7 million on a reported basis and $218.5 million on an adjusted basis, an increase of 1.4% adjusted over the prior year period. Operating cash flow for the third quarter was $308 million. Net earnings for the first nine months of 2008 were $681.1 million on a reported basis and $699.7 million on an adjusted basis, an increase of 2.1% adjusted over the prior year period.
During the third quarter of 2008, the Company acquired 720,000 shares for an aggregate purchase price of $48.6 million under its $1.25 billion repurchase program. At the end of the quarter, $1.18 billion remained available to fund share repurchases under this authorization, which expires on December 31, 2009.
Comparisons of reported earnings for 2008 and 2007 are impacted by the following matters:
The Company and the U.S. Internal Revenue Service entered into an agreement resolving the uncertainty related to the deductibility of the $169.5 million civil settlement paid in the third quarter of 2007.  As a result, the Company recorded an estimated current tax benefit of $31 million in the third quarter of 2008, or approximately $0.13 per share. Adjusted 2008 figures in this press release exclude the impact of this estimated current tax benefit.
During the quarter, the Company also recorded a provision of $47.5 million, or approximately $0.13 per share, for known and anticipated claims relating to the previously announced voluntary suspension of marketing and distribution of the Durom® Acetabular Component in the U.S. Adjusted 2008 figures in this release exclude the impact of this provision.

Guidance
The Company is revising its sales growth guidance and now expects full-year 2008 sales growth to be in a range of 7.0% to 7.5% over the prior year, which reflects constant currency growth of 3.7% to 4.2% and includes an estimated $20 million of revenues from the Abbott Spine acquisition. This compares with prior guidance of 8.5% to 9.0% reported and 4.5% to 5.0% constant currency growth over prior year. The adjustment to sales guidance represents a projected reduction in product sales of $60 to $80 million, of which $25 million is related to changes in foreign currency assumptions. The Company is also revising its adjusted diluted earnings per share guidance for the full year from a range of $4.05 to $4.10 to a range of $4.03 to $4.08.  The recent Abbott Spine acquisition, which is reflected in the revised earnings guidance, is now expected to have a dilutive impact of $0.02 on earnings per share during the fourth quarter of 2008.
Conference Call
The Company will conduct its third quarter 2008 investor conference call today, October 23, 2008, at 8:00 a.m. Eastern Time. The live audio webcast can be accessed via Zimmer’s Investor Relations website at http://investor.zimmer.com. It will be archived for replay following the conference.
Individuals who wish to dial into the conference call may do so at (888) 881-6248. International callers should dial (706) 634-6422. A digital recording will be available two hours after the completion of the conference call from October 23, 2008 to November 6, 2008. To access the recording, US/Canada callers should dial (800) 642-1687, or for International callers, dial (706) 645-9291, and enter the Conference ID, 66808450. A copy of this press release and other financial and statistical information about the periods to be presented in the conference call will be accessible through the Zimmer website at http://investor.zimmer.com.

Sales Tables
The following tables provide sales results by geographic segment and product category, as well as the percentage change compared to the prior year quarter and nine months on both a reported and constant currency basis.

NET SALES — THREE MONTHS ENDED SEPTEMBER 30, 2008
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$563	3%	3%
Europe	251	11	4
Asia Pacific	138	6	—

Total	952	5	3

Product Categories
Reconstructive
Americas	451	5	5
Europe	222	12	5
Asia Pacific	110	6	—

Total	783	7	4

Knees
Americas	264	7	7
Europe	94	17	9
Asia Pacific	53	8	4

Total	411	9	7

Hips
Americas	138	2	2
Europe	107	9	1
Asia Pacific	47	4	(3)

Total	292	5	1

Extremities	28	15	13

Dental	52	3	1

Trauma	54	10	7

Spine	50	9	8

OSP and other	65	(17)	(19)

NET SALES — NINE MONTHS ENDED SEPTEMBER 30, 2008
(in millions, unaudited)

			Constant
	Net	Reported	Currency
	Sales	% Growth	% Growth
Geographic Segments
Americas	$1,765	5%	4%
Europe	882	17	6
Asia Pacific	444	14	5

Total	3,091	9	5

Product Categories
Reconstructive
Americas	1,412	6	6
Europe	791	18	7
Asia Pacific	355	15	6

Total	2,558	11	6

Knees
Americas	824	8	7
Europe	340	20	8
Asia Pacific	168	19	10

Total	1,332	12	8

Hips
Americas	435	4	3
Europe	373	15	4
Asia Pacific	157	13	2

Total	965	9	3

Extremities	90	21	18

Dental	171	10	5

Trauma	165	10	5

Spine	159	12	10

OSP and other	209	(8)	(12)

About the Company
Founded in 1927 and headquartered in Warsaw, Indiana, Zimmer designs, develops, manufactures and markets orthopaedic reconstructive, spinal and trauma devices, dental implants, and related orthopaedic surgical products. Zimmer has operations in more than 25 countries around the world and sells products in more than 100 countries. Zimmer’s 2007 sales were approximately $3.9 billion. The Company is supported by the efforts of approximately 8,500 employees worldwide.
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For more information about Zimmer, visit www.zimmer.com
Note on Non-GAAP Financial Measures
As used in this press release, the term “adjusted” refers to operating performance measures that exclude the 2007 civil settlement and estimated tax benefit, the 2008 provision for certain Durom Cup product claims in the U.S., in-process research and development (IPR&D), inventory step-up and acquisition, integration and other expenses. The provision related to the Durom Cup is classified as a non-recurring item that is different from the Company’s routine product liability claims for a number of reasons, including that the provision is limited to revisions associated with surgeries that predate the Company’s voluntary suspension and which also occur within two years of the original surgery date. The term “constant currency” refers to any financial measure that excludes the effect of changes in foreign currency exchange rates. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure are included in this press release.
Zimmer Safe Harbor Statement
This press release contains forward-looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 based on current expectations, estimates, forecasts and projections about the orthopaedics industry, management’s beliefs and assumptions made by management. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to, our compliance with the Deferred Prosecution Agreement through March 2009 and the Corporate Integrity Agreement through 2012, the impact of our enhanced healthcare compliance global initiatives and business practices on our relationships with customers and consultants, our market share and our overall financial performance, the success of our quality initiatives, the outcome of the informal investigation by the U.S. Securities and Exchange Commission into Foreign Corrupt Practices Act matters announced in October 2007, price and product competition, rapid technological development, demographic changes, dependence on new product development, the mix of our products and services, supply and prices of raw materials and products, customer demand for our products and services, control of costs and expenses, our ability to obtain and maintain adequate intellectual property protection, our ability to successfully integrate acquired businesses, our ability to form and implement alliances, international growth, our compliance with governmental laws and regulations affecting our U.S. and international businesses including regulations of the U.S. Food and Drug Administration and foreign government regulators and tax obligations and risks, the impact of temporarily suspending U.S. distribution of one of our key hip replacement products, product liability and intellectual property litigation losses, reimbursement levels from third-party payors, cost-containment efforts of healthcare purchasing organizations, our ability to retain the independent agents and distributors who market our products, general industry and market conditions and growth rates and general domestic and international economic conditions including interest rate and currency exchange rate fluctuations. For a further list and description of such risks and uncertainties, see our periodic reports filed with the U.S. Securities and Exchange Commission. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in our periodic reports. Readers of this document are cautioned not to place undue reliance on these forward-looking statements, since, while we believe the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this document.

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2008 and 2007
(in millions, except per share amounts, unaudited)

	2008	2007	% Inc/(Dec)
Net Sales	$952.2	$903.2	5%
Cost of products sold	237.2	199.2	19

Gross Profit	715.0	704.0	2

Research and development	46.7	53.0	(12)
Selling, general and administrative	404.9	352.6	15
Settlement	—	169.5	(100)
Certain claims	47.5	—	100
Acquisition, integration and other expense	5.6	2.9	92

Operating expenses	504.7	578.0	(13)

Operating Profit	210.3	126.0	67
Interest and other, net	28.2	1.8	1,404

Earnings before income taxes and minority interest	238.5	127.8	86
Provision for income taxes	23.5	83.4	(72)
Minority interest	(0.3)	0.1	634

Net Earnings	$214.7	$44.5	382

Earnings Per Common Share
Basic	$0.96	$0.19	405
Diluted	$0.95	$0.19	400

Weighted Average Common Shares Outstanding
Basic	224.7	234.9
Diluted	225.6	236.8

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 and 2007
(in millions, except per share amounts, unaudited)

	2008	2007	% Inc/(Dec)
Net Sales	$3,090.9	$2,824.0	9%
Cost of products sold	754.2	622.0	21

Gross Profit	2,336.7	2,202.0	6

Research and development	146.8	158.8	(8)
Selling, general and administrative	1,266.7	1,088.5	16
Settlement	—	169.5	(100)
Certain claims	47.5	—	100
Acquisition, integration and other expense	25.4	9.5	168

Operating expenses	1,486.4	1,426.3	4

Operating Profit	850.3	775.7	10
Interest and other, net	36.0	2.9	1,129

Earnings before income taxes and minority interest	886.3	778.6	14
Provision for income taxes	204.4	268.9	(24)
Minority interest	(0.8)	(0.3)	153

Net Earnings	$681.1	$509.4	34

Earnings Per Common Share
Basic	$2.98	$2.16	38
Diluted	$2.97	$2.14	39

Weighted Average Common Shares Outstanding
Basic	228.5	236.3
Diluted	229.7	238.4

ZIMMER HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions)

	September 30,	December 31,
	2008	2007
	(unaudited)
Assets
Current Assets:
Cash and equivalents	$542.4	$463.9
Restricted cash	2.7	2.5
Receivables, net	691.6	674.3
Inventories, net	843.0	727.8
Other current assets	253.6	214.2

Total current assets	2,333.3	2,082.7

Property, plant and equipment, net	1,188.0	971.9
Goodwill	2,649.2	2,621.4
Intangible assets, net	713.7	743.8
Other assets	194.6	213.9

Total Assets	$7,078.8	$6,633.7

Liabilities and Shareholders’ Equity

Current liabilities	$838.5	$748.6
Other long-term liabilities	284.4	328.4
Long-term debt	331.1	104.3
Minority interest	3.5	2.8
Shareholders’ equity	5,621.3	5,449.6

Total Liabilities and Shareholders’ Equity	$7,078.8	$6,633.7

ZIMMER HOLDINGS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2008 and 2007
(in millions, unaudited)

	2008	2007
Cash flows provided by (used in) operating activities
Net earnings	$681.1	$509.4
Depreciation and amortization	196.0	167.6
Gain on sale of other assets	(38.8)	—
Share-based compensation	50.4	53.5
Income tax benefits from stock option exercises	10.6	39.6
Excess income tax benefits from stock option exercises	(6.5)	(26.5)
Changes in operating assets and liabilities
Income taxes	(66.2)	41.6
Receivables	(11.9)	3.8
Inventories	(103.3)	(66.4)
Accounts payable and accrued expenses	141.3	(1.4)
Other assets and liabilities	(21.5)	(58.7)

Net cash provided by operating activities	831.2	662.5

Cash flows provided by (used in) investing activities
Additions to instruments	(186.5)	(106.2)
Additions to other property, plant and equipment	(189.2)	(117.8)
Proceeds from sale of other assets	54.9	—
Acquisitions, net of acquired cash	(18.6)	(108.1)

Net cash used in investing activities	(339.4)	(332.1)

Cash flows provided by (used in) financing activities
Net borrowings under credit facilities	220.0	—
Proceeds from employee stock compensation plans	54.2	145.8
Excess income tax benefits from stock option exercises	6.5	26.5
Repurchase of common stock	(688.9)	(460.6)

Net cash used in financing activities	(408.2)	(288.3)

Effect of exchange rates on cash and equivalents	(5.1)	5.2

Increase in cash and equivalents	78.5	47.3
Cash and equivalents, beginning of period	463.9	265.7

Cash and equivalents, end of period	$542.4	$313.0

ZIMMER HOLDINGS, INC.
NET SALES BY GEOGRAPHIC SEGMENT
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 and 2007
(in millions, unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	% Inc/(Dec)	2008	2007	% Inc/(Dec)
Americas	$563.3	$547.0	3%	$1,764.9	$1,682.9	5%
Europe	251.0	226.0	11	882.3	752.0	17
Asia Pacific	137.9	130.2	6	443.7	389.1	14

Total	$952.2	$903.2	5	$3,090.9	$2,824.0	9

ZIMMER HOLDINGS, INC.
NET SALES BY PRODUCT CATEGORY
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2008 and 2007
(in millions, unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2008	2007	% Inc/(Dec)	2008	2007	% Inc/(Dec)
Reconstructive	$782.9	$729.9	7%	$2,558.5	$2,304.1	11%
Trauma	54.2	49.6	10	164.4	150.0	10
Spine	50.1	45.8	9	158.8	141.5	12
OSP and other	65.0	77.9	(17)	209.2	228.4	(8)

Total	$952.2	$903.2	5	$3,090.9	$2,824.0	9

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Three Months Ended
	September 30, 2008
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	3%	—%	3%
Europe	11	7	4
Asia Pacific	6	6	—
Total	5	2	3

Product Categories
Reconstructive
Americas	5	—	5
Europe	12	7	5
Asia Pacific	6	6	—
Total	7	3	4

Knees
Americas	7	—	7
Europe	17	8	9
Asia Pacific	8	4	4
Total	9	2	7

Hips
Americas	2	—	2
Europe	9	8	1
Asia Pacific	4	7	(3)
Total	5	4	1

Extremities	15	2	13

Dental	3	2	1

Trauma	10	3	7

Spine	9	1	8

OSP and other	(17)	2	(19)

ZIMMER HOLDINGS, INC.
RECONCILIATION OF REPORTED % GROWTH TO
CONSTANT CURRENCY % GROWTH
(unaudited)

	For the Nine Months Ended
	September 30, 2008
		Foreign	Constant
	Reported	Exchange	Currency
	% Growth	Impact	% Growth
Geographic Segments
Americas	5%	1%	4%
Europe	17	11	6
Asia Pacific	14	9	5
Total	9	4	5

Product Categories
Reconstructive
Americas	6	—	6
Europe	18	11	7
Asia Pacific	15	9	6
Total	11	5	6

Knees
Americas	8	1	7
Europe	20	12	8
Asia Pacific	19	9	10
Total	12	4	8

Hips
Americas	4	1	3
Europe	15	11	4
Asia Pacific	13	11	2
Total	9	6	3

Extremities	21	3	18

Dental	10	5	5

Trauma	10	5	5

Spine	12	2	10

OSP and other	(8)	4	(12)

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Three Months Ended September 30, 2008 and 2007
(in millions, unaudited)

	Three Months
	Ended September 30,
	2008	2007
Net Earnings	$214.7	$44.5
Inventory step-up	1.4	(0.1)
Settlement	—	169.5
Certain claims	47.5	—
Acquisition, integration and other	5.6	2.9
Taxes on inventory step-up, certain claims and acquisition, integration and other	(19.9)	(1.4)
Tax benefit from settlement	(30.8)	—

Adjusted Net Earnings	$218.5	$215.4

ZIMMER HOLDINGS, INC.
Reconciliation of Net Earnings and Adjusted Net Earnings
For the Nine Months Ended September 30, 2008 and 2007
(in millions, unaudited)

	Nine Months
	Ended September 30,
	2008	2007
Net Earnings	$681.1	$509.4
Inventory step-up	3.2	0.2
Settlement	—	169.5
Certain claims	47.5	—
Acquisition, integration and other	25.4	9.5
Taxes on inventory step-up, certain claims and acquisition, integration and other	(26.7)	(3.1)
Tax benefit from settlement	(30.8)	—

Adjusted Net Earnings	$699.7	$685.5

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Three Months Ended September 30, 2008 and 2007
(unaudited)

	Three Months
	Ended September 30,
	2008	2007
Diluted EPS	$0.95	$0.19
Inventory step-up	0.01	—
Settlement	—	0.72
Certain claims	0.21	—
Acquisition, integration and other	0.03	0.01
Taxes on inventory step-up, certain claims and acquisition, integration and other	(0.10)	(0.01)
Tax benefit from settlement	(0.13)	—

Adjusted Diluted EPS	$0.97	$0.91

ZIMMER HOLDINGS, INC.
Reconciliation of Diluted EPS and Adjusted Diluted EPS
For the Nine Months Ended September 30, 2008 and 2007
(unaudited)

	Nine Months
	Ended September 30,
	2008	2007
Diluted EPS	$2.97	$2.14
Inventory step-up	0.01	—
Settlement	—	0.71
Certain claims	0.21	—
Acquisition, integration and other	0.11	0.04
Taxes on inventory step-up, certain claims and acquisition, integration and other	(0.12)	(0.01)
Tax benefit from settlement	(0.13)	—

Adjusted Diluted EPS	$3.05	$2.88

ZIMMER HOLDINGS, INC.
Reconciliation of 2008 Projected Diluted EPS
and Projected Adjusted Diluted EPS
(unaudited)
Projected Twelve Months Ended December 31, 2008:

	Low	High
Diluted EPS	$3.66	$3.71
Inventory step-up	0.04	0.04
In-process research and development (IPR&D)	0.22	0.22
Certain claims	0.21	0.21
Acquisition, integration and other	0.16	0.16
Taxes on inventory step-up, certain claims and acquisition, integration and other	(0.13)	(0.13)
Tax benefit from settlement	(0.13)	(0.13)

Adjusted Diluted EPS	$4.03	$4.08